                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 25, 1998, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1998 (File No. 0-1424) and to all references to our Firm included in this registration statement.

          /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
October 7, 1999